Exhibit 99.1

Faraday Future Announces Significant New Financing

and Effective Form S-1/A Registration Statement

- Definitive Agreement Reached for Committed Equity Facility Up to $350 million -

- Significantly Strengthens Financial Flexibility and Advances Progress Toward Start of Production -

- S-1/A Registration Statement Effective on November 10, 2022 -

Gardena, CA--(BUSINESS WIRE) --November 14, 2022-- Faraday Future Intelligent Electric Inc. (“Faraday Future” or the “Company”) (NASDAQ: FFIE), a California-based global shared intelligent electric mobility ecosystem company, today announced that it has reached an agreement for a new standby equity line of credit (“ELOC”) with an affiliate of Yorkville Advisors Global, LP (“Yorkville”). The facility has an initial commitment of $200 million which can be increased to up to $350 million at the Company’s option. The ELOC will significantly improve Faraday Future’s financial flexibility and advance its progress toward launching the FF 91.

Under the terms of the ELOC, Faraday Future will have the right, but not the obligation, to issue and sell to Yorkville up to $200 million in shares of the Company’s Class A common stock subject to customary conditions including an effective registration statement for the resale of such shares. The Company has the right to increase the $200 million commitment by up to $150 million in one or more installments. The shares will be sold to Yorkville at a discounted price of 97% of the 3-day volume-weighted average price at the time of funding, and generally limited to one-third of the Company’s trading volume during such time period. Additional information about the ELOC can be found in our 8-K filed earlier today.

Separately, the Company announced that its Registration Statement on Form S-1/A, dated November 8, 2022, has been declared effective by the U.S. Securities and Exchange Commission. The company expects to file a new Form S-1 for the ELOC in the near future.

“Our FF 91 vehicle program is advancing, and recent testing and validation results have exceeded our targets, including an EPA range certification of 381 miles, which is truly exceptional for a large TechLuxury car that delivers 1050 horsepower and 0-60 performance in under 2.4 seconds,” said Dr. Carsten Breitfeld, Global CEO of Faraday Future. “This new financing facility is a key part of our strategy to raise the funds we need to get the FF 91 on the road and in the hands of users as quickly as possible,” continued Dr. Breitfeld.

Yun Han, Interim Chief Financial Officer of Faraday Future added, “With this new financing, we have greater financial flexibility and can plan with greater clarity and confidence as we move toward launch of the FF 91. We are pleased to welcome Yorkville as our newest funding partner and are working diligently to finish preparations for start of production and to bring our vision of the future of mobility to market.”

The information contained in this press release does not constitute an offer to sell or the solicitation of an offer to buy shares of Faraday Future common stock.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

http://appdownload.ff.com

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company (including an effective registration statement for the resale of the ELOC shares described herein), the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, including a replacement auditor. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1/A filed on November 8, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com
Investors (Chinese): cn-ir@faradayfuture.com
Media: john.schilling@ff.com
Media: tim.gilman@ff.com